UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 9, 2016

MaxPoint Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36864	20-5530657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)

(800) 916-9960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 9, 2016, MaxPoint Interactive, Inc. issued a press release announcing its results for its fourth quarter and year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release titled “MaxPoint Interactive Announces Fourth Quarter and Full Year 2015 Earnings Results,” dated March 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxPoint Interactive, Inc.

By:	/s/ Brad Schomber
Brad Schomber
Chief Financial Officer

Dated: March 9, 2016

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release titled “MaxPoint Interactive Announces Fourth Quarter and Full Year 2015 Earnings Results,” dated March 9, 2016

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